EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the ___ day of July, 2024 by and among Recruiter.Com Group, Inc., a Nevada corporation (the “Company”), and ZK International Group Co., Ltd., a company organized under the laws of British Virgin Islands (the “Purchaser”).

WHEREAS, the Company and the Purchaser are parties to the Private Placement Subscription Agreement, dated as of __, 2024 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company is selling to the Purchaser, and the Purchaser is purchasing from the Company, an aggregate of 2,000,000 shares of the common stock of the Company (the “Purchased Stock”);

WHEREAS, as a condition to the obligations of the Company and the Purchaser under the Investment Agreement, the Company and the Purchaser are entering into this Agreement for the purpose of granting certain registration and other rights to the Investors.

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Commission” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended (or successor statute).

“Excluded Forms” means registration statements under the Securities Act, on Forms S-4 and S-8, or any successors thereto and any form used in connection with an initial public offering of securities.

“Filing Deadline” means the 150th calendar day after the Closing Date (as defined in the Investment Agreement).

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

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“Registrable Securities” shall mean (a) the Purchased Stock, (b) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to the Purchased Stock, by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement by the applicable Purchaser; (B) (i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company, and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Purchaser and all fees and disbursements of counsel for the Purchaser.

“Securities Act” means the Securities Act of 1933, as amended (or successor statute).

2. Registration Rights.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the Commission a registration statement on Form S-3 covering the resale of all of the Registrable Securities (the “Mandatory Registration”), provided that such registration statement shall include all of the Registrable Securities as of the date such registration statement is initially filed with the Commission; provided further that if Form S-3 is unavailable for such a registration of all the Registrable Securities, the Company shall use such other form as is required by Section 2(b). The Company shall use commercially reasonable efforts to have such registration statement declared effective by the Commission as soon as practicable.

(b) Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of all the Registrable Securities as of the date such registration statement is filed with the Commission under Section (a) hereunder, the Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the Commission a registration statement to (i) register the resale of all of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Purchaser and (ii) undertake to register the resale of all of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all registration statements then in effect until such time as a registration statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the Commission and the prospectus contained therein is available for use.

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(c) Piggyback Rights. If the Company proposes to conduct a registered offering of, or if the Company proposes to file a registration statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company), other than a registration statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to Purchaser as soon as practicable but not less than ten (10) days before the anticipated filing date of such registration statement, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Purchaser the opportunity to include in such registered offering such number of Registrable Securities as the Purchaser may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2(b), the Company shall in good faith cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use commercially reasonable efforts to cause the managing underwriter(s) (if any) of such Piggyback Registration to permit the Registrable Securities requested by the Purchaser pursuant to this Section 2(a) to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Purchaser’s Registrable Securities in a Piggyback Registration for an underwritten offering shall be subject to the Purchaser’s agreement to enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwritten offering.

(d) Piggyback Registration Withdrawal. Purchaser shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter(s) (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the registration statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a registration statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such registration statement.

3. Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) use commercially reasonable efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective;

(b) use commercially reasonable efforts to prepare and file with the Commission such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Purchaser set forth in such registration

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(c) furnish to the Purchaser such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Purchaser may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Purchaser;

(d) use commercially reasonable efforts to make such filings under the securities or blue sky laws of the State of Nevada to enable the Purchaser to consummate the sale in such jurisdiction of the Registrable Securities owned by the Purchaser;

(e) notify the Purchaser at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Purchaser a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g) to use commercially reasonable efforts to cause Registrable Securities to be listed or quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then listed or quoted;

(h) notify the Purchaser of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered;

(i) Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the Commission (the “Staff”) or the Commission seeks to characterize any offering pursuant to a registration statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the Commission do not permit such registration statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Purchaser without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such registration statement until such time as the Staff and the Commission shall so permit such registration statement to become effective as aforesaid. In addition, in the event that the Staff or the Commission requires the Purchaser to be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and the Purchaser does not consent to being so named as an underwriter in such registration statement, then the Company shall reduce the total number of Registrable Securities to be registered until such time as the Staff or the Commission does not require such identification or until the Purchaser accepts such identification and the manner thereof.

(j) Neither the Company nor any subsidiary or affiliate thereof shall identify the Purchaser as an underwriter in any public disclosure or filing with the Commission, the trading market and/or in each quotation service on which the Common Stock of the Company is then listed or quoted and any Buyer being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement, the Investment Agreement and each of the other transaction documents and otherwise to carry out its obligations hereunder and thereunder.

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4. Other Procedures.

(a) The Company shall have no liability to the Purchaser for delays in the Purchaser being able to sell the Registrable Securities (i) as long as the Company uses its commercially reasonable efforts to file a registration statement, amendments to the registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable and such unavailability is not caused by the Company or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the Commission and the rules of the trading market and/or in each quotation service on which the Common Stock of the Company is then listed or quoted.

(b) In consideration of the Company’s obligations under this Agreement, the Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Purchaser shall forthwith discontinue his sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Purchaser’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c) The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to each Purchaser, as applicable, furnishing to the Company in writing such information and documents regarding the Purchaser and the distribution of the Purchaser’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein. The Company’s obligations are also subject to each Purchaser promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

(d) If any such registration or comparable statement refers to the Purchaser by name or otherwise as a stockholder of the Company, but such reference to the Purchaser by name or otherwise is not required by the Securities Act or the rules thereunder, then each Purchaser shall have the right to require the deletion of the reference to the Purchaser, as may be applicable.

(e) In connection with the sale of Registrable Securities, the Company shall deliver to the Purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

5. Registration Expenses. In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

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6. Indemnification.

(a) In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Purchaser, from and against any losses, claims, damages or liabilities, joint or several, to which each Purchaser may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. If the Company fails to defend the Purchaser as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Purchaser for any legal or any other out- of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to an Purchaser in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use in the preparation thereof or information omitted to be furnished by the Purchaser or (ii) any act or failure to act of the Purchaser including the failure of any Purchaser to deliver a prospectus as required by Section 5(b) of the Securities Act.

(b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Purchaser shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or (ii) from any other act or failure to act of the Purchaser.

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(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the Indemnifying Party of the commencement of such action. The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by an Purchaser under this Section 6 exceed the net proceeds from the sale of Registered Securities received by the Purchaser. No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which under any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and the Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no the Purchaser shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Purchaser and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 6 shall be deemed inoperative for purposes of such offering.

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7. Certain Limitations on Registration Rights. At any time prior to the effectiveness of any registration statement filed pursuant to this Agreement, if the Company determines to file a registration statement with the Commission for the public sale of its securities and the managing underwriter of such offering offers to purchase the Registrable Securities for its own account at the same price including underwriting discounts and applicable expenses as paid to the Company, the Purchaser shall either (i) elect to include their Registrable Securities being registered pursuant to this Agreement in the registration statement covering the sale of the Company’s securities, or (ii) immediately cease their public sales for a period of 90 days following the effective date of the registration statement covering the sale by the Company. Additionally, no Purchaser may participate in the registration statement relating to the sale by the Company of its Common Stock as provided above unless the Purchaser enters into an underwriting agreement with the managing underwriter and completes and/or executes all questionnaires, indemnities and other reasonable documents requested by the managing underwriter. Each Purchaser shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement. In such event, the Purchaser shall, if requested, sign a customary market stand-off letter with the Company’s managing underwriter, and to comply with applicable rules and regulations of the Commission. For avoidance of doubt, the limitation set forth in this Section 7 shall only apply to a registration statement that registers an underwritten offering and shall not apply to a registration statement filed pursuant to Section 2(a) hereof.

8. Allocation of Securities Included in Registration Statement. If the Purchaser shall elect to include the Registrable Securities in a registration statement for an underwritten offering and if the Company’s managing underwriter shall advise the Company and the Purchaser in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Purchaser and securities offered by other holders, and (b) the Company’s securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company securities sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities offered by the Purchaser and securities offered by other holders shall be included in such registration to the extent permitted by the Company’s managing underwriter with the number of Registrable Securities and such other securities being registered determined on a pro-rata basis based on the number of Registered Securities and securities the participating holders including the Purchaser desire to have registered; provided, however, that, if Purchaser would be required pursuant to the provisions of this Section 8 to reduce the number of Registrable Securities that he may include in such registration, the Purchaser may withdraw all or any portion of its Registrable Securities from such registration and may resume selling shares under the registration statement (assuming it is effective) referred to in Section 2 after the 90-day lock-up period.

9. Rule 144. The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Purchaser may reasonably request, or to the extent required from time to time to enable the Purchaser to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”). Upon request of any Purchaser, the Company will deliver to the Purchaser a written statement as to whether it has complied with such requirements.

10. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

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11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by email delivery followed by overnight next business day to the address and email address listed on the signature page hereto, or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted from the date of transmission.

14. Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

15. Oral Evidence. This Agreement and the Investment Agreement constitute the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

17. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations.

18. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

19. Force Majure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the Commission to perform its responsibilities under the Securities Act.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

COMPANY:

Recruiter.com Group, Inc.

By:
Name:
Title :

HOLDER:

ZK International Group Co., Ltd.

By:
Name:
Title :

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